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                               AMENDMENT NO. 1 TO
                          PARTICIPATION AGREEMENT AMONG

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK,

                     SALOMON BROTHERS ASSET MANAGEMENT, AND

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC

WHEREAS, GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK on behalf of itself and its separate accounts, SALOMON BROTHERS ASSET MANAGEMENT and SALOMON BROTHERS VARIABLE SERIES FUNDS INC have previously entered into a Participation Agreement dated January 1, 2000 (the "Agreement");

NOW, THEREFORE, the parties hereby agree as follows:

     1. SCHEDULE A, is replaced in its entirety with the attached. (AMENDMENT NO. 1 to SCHEDULE A.)

     2. The Agreement, as supplemented by this AMENDMENT NO. 1 and the AMENDMENT NO. 1 to SCHEDULE A attached hereto, is ratified and confirmed effective April 29, 2005.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK on behalf of itself and its separate accounts


By:
    ------------------------------
    Geoffrey S. Stiff
    Senior Vice President


SALOMON BROTHERS ASSET MANAGEMENT


By:
    ------------------------------
Name:
      ----------------------------
Title:
       ---------------------------


SALOMON BROTHERS VARIABLE SERIES FUNDS INC


By:
    ------------------------------

Name:
      ----------------------------

Title:
       ---------------------------

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                          AMENDMENT NO. 1 TO SCHEDULE A

PORTFOLIOS AVAILABLE UNDER THE CONTRACTS

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Salomon Brothers Variable All Cap Fund - Class II
Salomon Brothers Variable Investors Fund - Class I
Salomon Brothers Variable Strategic Bond Fund - Class I
Salomon Brothers Variable Total Return Fund - Class I
Salomon Brothers Variable Total Return Fund - Class II

SEPARATE ACCOUNTS UTILIZING THE FUNDS

GE Capital Life Separate Account II
GE Capital Life Separate Account III

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS UTILIZING THE PORTFOLIOS

GE Capital Life Separate Account II

          CVA NY
          GE Choice NY/Foundation NY
          GE Selections NY

GE Capital Life Separate Account III

          Accumulator NY